Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of [•], 2026 by and among Blackstone Digital Infrastructure Trust Inc., a Maryland corporation (the “Company”), Blackstone Treasury Holdings III L.L.C., a Delaware limited liability company (the “Blackstone Investor”), and BX REIT Advisors L.L.C., a Delaware limited liability company (the “Manager”).

WHEREAS, the Company is effecting an underwritten initial public offering (“IPO”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Shares”);

WHEREAS, the Blackstone Investor has indicated an interest in purchasing Common Shares in connection with the proposed IPO;

WHEREAS, the Company’s board of directors has adopted an equity incentive plan that contemplates the grant of awards to the Manager and its affiliates; and

WHEREAS, the Company wishes to provide the Blackstone Investor and the Manager with certain registration rights on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for the mutual promises made herein and in the other agreements executed by the parties concurrently herewith or contemplated hereby, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Definitions

The following capitalized terms used herein have the following meanings:

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agent” means the principal placement agent on an agented placement of Registrable Securities.

“Agreement” means this Registration Rights Agreement, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“Automatic Shelf Registration Statement” shall have the meaning specified in Rule 405 under the Securities Act.

“Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York, New York are required by law or permitted to be closed.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Shares” is defined in the recitals to this Agreement.

“Company” is defined in the preamble to this Agreement.

“Derivative Counterparty” means any broker-dealer, other financial institution or unaffiliated Person that enters into a Derivative Transaction with a Holder.

“Derivative Transaction” means any transaction which transfers some or all of the economic risk of ownership of Common Shares or Units, including any forward contract, equity swap, put or call, put or call equivalent position, collar, sale of exchangeable security or any similar transaction.

“EDGAR” is defined in Section 3.1(e) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” means (i) the Blackstone Investor as an owner of Registrable Securities, (ii) the Manager as an owner of Registrable Securities, and (iii) any Person who becomes a Holder pursuant to Section 8.6.

“Inspectors” is defined in Section 3.1(m) of this Agreement.

“Majority Selling Holders” means those Selling Holders whose Registrable Securities included in such registration or offering, as applicable, represent a majority of the Registrable Securities of all Selling Holders included therein.

“Manager” is defined in the preamble to this Agreement.

“Minimum Effective Period” is defined in Section 2.1(c) of this Agreement.

“Non-Shelf Demand Registration Notice” is defined in Section 2.1(c) of this Agreement.

“Non-Shelf Demand Registration Statement” is defined in Section 2.1(c) of this Agreement.

“OP Units” means common units of partnership interest in BXDC REIT Operating Partnership LP, a Delaware limited partnership.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Piggy-Back Registration” is defined in Section 2.2(a) of this Agreement.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including any “free writing prospectus” (as defined in Rule 405 of the Securities Act) and any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means (i) all Common Shares, (ii) any Common Shares or other Securities issued or issuable as a distribution with respect to, or in exchange for or in replacement of, any of the foregoing Common Shares or other Securities held by such Holder, including OP Units, and (iii) any Securities into which the Common Shares may be converted or exchanged pursuant to any merger, consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company held by a Holder (whether now held or hereafter acquired, and including any such Securities received by a Holder upon the conversion or exchange of, or pursuant to such a transaction with respect to, other Securities held by such Holder). As to any particular Registrable Securities, such Securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been sold, transferred or otherwise disposed of pursuant to such Registration Statement; (b) such Registrable Securities have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act; or (c) such Registrable Securities cease to be outstanding.

“Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act (including any Shelf Registration Statement, Non-Shelf Demand Registration Statement or any Registration Statement filed in connection with a Piggy-Back Registration) for a public offering and sale of the Common Shares or other securities of the Company, including the Prospectus, amendments and supplements to such Registration Statement, including pre- and post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement (other than a registration statement (i) on Form S-4 or Form S-8 or any successor form to Form S-4 or Form S-8 or in connection with any employee or director welfare, benefit or compensation plan, (ii) covering only securities proposed to be issued in exchange for securities or assets of another entity, (iii) in connection with an exchange offer or an offering of securities exclusively to existing security holders of the Company or its subsidiaries, (iv) relating to a transaction pursuant to Rule 145 of the Securities Act, (v) for an offering of debt that is convertible into equity securities of the Company, or (vi) solely for a dividend reinvestment plan).

“Securities” means capital stock, limited partnership interests, limited liability company interests, beneficial interests, warrants, options, notes, bonds, debentures, and other securities, equity interests, ownership interests and similar obligations of every kind and nature of any Person.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Selling Holders” means, with respect to a specified registration or offering pursuant to this Agreement, the Holders whose Registrable Securities are proposed to be included in such registration or offering, as applicable.

“Shelf Effectiveness Period” is defined in Section 2.1(a) of this Agreement.

“Shelf Offering” is defined in Section 2.1(b) of this Agreement.

“Shelf Offering Notice” is defined in Section 2.1(b) of this Agreement.

“Shelf Registration Notice” is defined in Section 2.1(a) of this Agreement.

“Shelf Registration Statement” means a Registration Statement on Form S-3 or Form S-11 (or applicable successor forms) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission).

“Suspension Event” is defined in Section 2.3 of this Agreement.

“Transfer” means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or consolidation; provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer) (and correlative words shall have correlative meanings).

“Underwriters’ Representative” means the managing underwriter, or in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters’ Representative by the co-managers.

“WKSI” shall mean a well-known seasoned issuer, as defined in Rule 405 under the Securities Act.

Section 2. Registration Rights

2.1 Shelf Registration. (a) At any time and from time to time on or after such date that the Company becomes eligible to use a Shelf Registration Statement in connection with a public offering of its Common Shares held by any Holder, any Holder may deliver to the Company a written demand (a “Shelf Registration Notice”) that the Company prepare and file with the Commission a Shelf Registration Statement with respect to resales of some or all Registrable Securities by the Holders as promptly as practicable after receiving the Shelf Registration Notice, but in no event more than forty-five (45) days following receipt of such notice. Unless such Shelf Registration Statement shall become automatically effective, the

Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective by the Commission for all of the Registrable Securities covered thereby as promptly as practicable following delivery of the Shelf Registration Notice (if it is not an automatically effective Shelf Registration Statement) but in no event later than ninety (90) days after the filing of such Shelf Registration Statement. To the extent the Company is a WKSI at the time that the Shelf Registration Statement is to be filed, the Company shall file an automatic Shelf Registration Statement which covers such Registrable Securities. The Company agrees to use commercially reasonable efforts to keep the Shelf Registration Statement (or a successor Registration Statement filed with respect to such Registrable Securities) continuously effective (including by filing a new Shelf Registration Statement if the initial Shelf Registration Statement expires) in order to permit the Prospectus forming a part thereof to be lawfully delivered and the Shelf Registration Statement useable for resale of the Registrable Securities, subject to Section 2.3, so long as there are any Registrable Securities outstanding (the “Shelf Effectiveness Period”).

(b) Shelf Offerings. Subject to Section 2.3, upon the written demand of a Holder (a “Shelf Offering Notice”) to the Company from time to time during the Shelf Effectiveness Period, the Company shall use commercially reasonable efforts to facilitate a “takedown” of Registrable Securities of such Holder pursuant to the Shelf Registration Statement by such Holder, together with the Registrable Securities of any other Holders joining in such demand in accordance with Section 2.1(d) (a “Shelf Offering”), by amending or supplementing the Prospectus related to the Shelf Registration Statement as may be reasonably requested by such Holder as promptly as reasonably practicable upon receipt of the Shelf Offering Notice and taking other actions contemplated by Section 3.1 that may be applicable to such Shelf Offering. Neither the Company nor any stockholder of the Company (other than the Holders) may include securities in any offering requested under Section 2.1 of this Agreement.

(c) Non-Shelf Demand Registration. Subject to Section 2.3, at any time and from time to time, if (i) the Company has not effected or is not diligently pursuing a Shelf Registration Statement pursuant to Section 2.1(a), (ii) the Company is not eligible to file a Shelf Registration Statement or (iii) the Shelf Registration Statement shall cease to be effective, any Holder may deliver to the Company a written demand (a “Non-Shelf Demand Registration Notice”) that the Company register for resale some or all of such Holder’s Registrable Securities. Upon receipt of a Non-Shelf Demand Registration Notice, the Company shall use commercially reasonable efforts to file with the Commission as promptly as practicable after receiving the Non-Shelf Demand Registration Notice, but in no event more than forty-five (45) days following receipt of such notice, a Registration Statement covering all requested Registrable Securities of such Holder, together with the Registrable Securities of any other Holders joining in such demand in accordance with Section 2.1(d) (the “Non-Shelf Demand Registration Statement”), and agrees (subject to Section 2.3) to use commercially reasonable efforts to cause the Non-Shelf Demand Registration Statement to be declared effective by the Commission as soon as reasonably practicable following the filing thereof, but in no event later than ninety (90) days after the filing of such Non-Shelf Demand Registration Statement. Subject to Section 2.3, the Company agrees to use reasonable efforts to keep any Non-Shelf Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) for a period of not less than sixty (60) days (the “Minimum Effective Period”). Any offers and sales by a Holder under a Non-Shelf Demand Registration Statement shall be completed within the period during which such Non-Shelf Demand Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission. Upon notice that such Non-Shelf Demand Registration Statement is no longer effective, no Holder shall offer or sell the Registrable Securities under the Non-Shelf Demand Registration Statement.

(d) Notice to Holders. The Company shall give written notice of any proposed filing of any Shelf Registration Statement or Non-Shelf Demand Registration Statement or any proposed Shelf Offering to all Holders as soon as practicable, and each Holder who wishes to participate in such Registration Statement or Shelf Offering shall notify the Company in writing within five (5) Business Days after the receipt by such Holder of the notice from the Company, and shall specify in such notice to the Company the number of Registrable Securities requested to be included in the applicable Registration Statement or Shelf Offering.

(e) Underwritten Offerings. If any registration or offering pursuant to Section 2.1 involves an underwritten offering (whether on a “firm,” “best efforts” or “all reasonable efforts” basis or otherwise), or an agented offering, the Majority Selling Holders shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering.

2.2 Piggy-Back Registration Rights. (a) To the extent a Holder’s Registrable Securities have not been registered pursuant to Section 2.1(a), if (i) the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities by the Company for its own account (other than a Shelf Registration Statement relating to primary offerings by the Company) or for the account of any security holders of the Company (other than pursuant to Section 2.1) or (ii) equity securities of the Company are to be sold in an underwritten offering (whether or not for the account of the Company) (other than pursuant to Section 2.1) pursuant to an Automatic Shelf Registration Statement or a Registration Statement covering the Registrable Securities, then the Company shall (i) give prompt written notice of such proposed filing and/or offering to all Holders if an Automatic Shelf Registration Statement is used in such offering or, if an Automatic Shelf Registration Statement is not used, those Holders with Registrable Securities included in such Registration Statement, as soon as practicable but in no event less than ten (10) Business Days prior to the anticipated filing date of the Registration Statement or anticipated date of pricing of such underwritten offering, which notice shall, subject to such Holders agreeing in writing to keep such information confidential, describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed Underwriters’ Representative or Agent, if any, of the offering, and (ii) offer to such Holders in such notice the opportunity to register the sale of or include in such offering, as applicable, such number of Registrable Securities as such Holders may request in writing within five (5) Business Days following receipt of such notice (a “Piggy-Back Registration”). If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such Piggy-Back Registration, or prior to the pricing of any such underwritten offering, the Company shall determine for any reason not to register or to delay registration of such securities or to discontinue such underwritten offering, as applicable, the Company may, at its election, give written notice of such determination to each participating Holder and, (x) in the case of a determination not to register or to discontinue such offering, shall be relieved of its obligation to register any Registrable Securities in connection with such registration or undertake such offering, as applicable, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company shall cause all of the Registrable Securities requested to be included in a non-underwritten registration to be included in such registration and shall use commercially reasonable efforts to cause the Underwriters’ Representative of a proposed underwritten offering (or Agent with respect to an agented offering) to permit the inclusion of the Registrable Securities requested in such underwritten or agented offering to be so included on the same terms and conditions as any similar securities of the Company included therein and shall use commercially reasonable efforts to cause the Underwriters’ Representative to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Holders proposing to distribute their Registrable Securities through a Piggy-Back Registration that involves an underwriter or Agent shall (i) in connection with such distribution enter into an underwriting or agency agreement, as applicable, in reasonable and customary form with the Underwriters’ Representative or Agent selected by the Company or the Person exercising demand registration rights, as applicable, and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement or agency agreement, as applicable; provided, that any indemnities, contribution or expense reimbursement obligations shall not be more onerous to such Holders than those set forth under Section 4 and Section 5 of this Agreement.

(b) Withdrawal. Any Holder may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement or the pricing of an underwritten offering, as applicable. The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the Holders. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders in connection with such Piggy-Back Registration as provided in Section 5.

2.3 Suspension of Use of Registration Statement. Notwithstanding the provisions of Sections 2.1 or 2.2(a), the Company shall be entitled to postpone the filing of a Registration Statement, require Holders not to sell under a Registration Statement or suspend the use or effectiveness thereof if the Chief Executive Officer or the Chief Financial Officer of the Company certifies to the Holders in writing that the Board of Directors of the Company has determined in good faith that there exist circumstances relating to a material pending development, including, but not limited to, a pending or contemplated material acquisition or merger or other material transaction or event, which would require additional disclosure by the Company in the Registration Statement of previously non-public material information which the Company in its good faith judgment has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with disclosure requirements pursuant to applicable law (any such development, a “Suspension Event”); provided, however, that the Company may not delay, suspend or withdraw a Registration Statement or any offering thereunder, as applicable, for more than sixty (60) days at any one time, or more than an aggregate of ninety (90) days in any rolling twelve (12) month period; provided further, that any applicable Minimum Effective Period shall be extended by the aggregate number of days that the Registration Statement is suspended or withdrawn pursuant to a Suspension Event. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading, each Holder agrees that (i) it shall immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until the Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any required post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales and (ii) it shall maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law, subpoena or other applicable judicial or administrative request. If so directed in writing by the Company, each Holder shall return to the Company or destroy all undistributed copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice that is in its possession, other than permanent file copies in the possession of such Holder’s counsel or as otherwise required by applicable law or the document retention policies of such Holder or its Affiliates.

Section 3. Additional Obligations of the Company and the Holders

3.1 Obligations of the Company. Other than as explicitly set forth below, when the Company is required to effect the registration of any Registrable Securities or facilitate or effect any offering pursuant to Section 2 of this Agreement, as applicable, subject to Section 2.3, the Company shall:

(a) use commercially reasonable efforts to (i) register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder may reasonably request in writing, (ii) keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement, (iii) cooperate with the Holders and the Underwriters’ Representative or Agent, if any, and their respective counsel in connection with any filings required to be made with FINRA or other applicable regulatory authorities, and (iv) do any and all other similar acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Securities in each such jurisdiction; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction as a foreign corporation or to register as a broker or dealer in any jurisdiction where it would not otherwise be required to so qualify or register but for this Agreement, (B) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (C) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject;

(b) promptly notify each Selling Holder of the receipt, and provide copies to the Selling Holders, of any comments or other correspondence from staff of the Commission with respect to any Registration Statement and, subject to Section 2.3, use commercially reasonable efforts to promptly respond to such comments and provide copies of such responses to the Selling Holders;

(c) as promptly as practicable, prepare and file with the Commission, if necessary, such amendments and supplements to the Registration Statement and the Prospectus used in connection with such Registration Statement or any document incorporated therein by reference or file any other required document as may be necessary to cause or maintain the effectiveness of such Registration Statement for so long as such Registration Statement is required to be kept effective and to comply with the provisions of the Securities Act and the rules thereunder with respect to the disposition of all securities covered by such Registration Statement and the instructions applicable to the registration form used by the Company;

(d) in the event that any Registrable Securities included in a Registration Statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to maintain the effectiveness of such Registration Statement, file a post-effective amendment to the Registration Statement for the purpose of removing such securities from registered status;

(e) furnish, without charge, to the Holders such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits, but excluding any documents to be incorporated by reference therein that are publicly available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”)), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act as the Holders or any Underwriters’ Representative or Agent may reasonably request for use in and in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holders;

(f) if a disposition of Registrable Securities takes the form of an underwritten or agented offering, any “bought deal” or block trade, promptly enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and promptly take all other customary actions at such times as customarily occur in similar registered offerings in order to facilitate the disposition of such Registrable Securities and in connection therewith, including:

(i) make such representations and warranties to the Selling Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers in similar underwritten offerings;

(ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Selling Holders and the Underwriters’ Representative or Agent, if any) addressed to each Selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Selling Holders and the Underwriters’ Representative, and the Company shall furnish to each Selling Holder a signed counterpart of any such legal opinion;

(iii) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the Selling Holders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings, and the Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter; and

(iv) use commercially reasonable efforts to obtain executed lock-up agreements from the officers and directors of the Company and from the holders of more than 5% of the Company’s equity securities (who are, or whose associated persons are, bound by the Company’s insider trading policy), if requested by the Underwriters’ Representative for such time periods as the Underwriters’ Representative may reasonably request.

(g) promptly notify the Holders: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(h) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or suspending the qualification or exemption from qualification under state securities or “blue sky” laws, and, if any such order suspending the effectiveness of a Registration Statement or suspending the qualification or exemption from qualification under state securities or “blue sky” laws is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment (and shall provide the Holders with prompt notice thereof);

(i) after the filing of a Registration Statement and thereafter until the expiration of the period during which the Company is required to maintain the effectiveness of the applicable Registration Statement as set forth in the applicable sections above, promptly notify the Holders: (i) of the existence of any fact of which the Company is aware or the happening of any event which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading or (C) the representations and warranties of or relating to the Company contained in any agreement for the sale of any Registrable Securities under a Registration Statement ceasing to be true and correct in any material respect and (ii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or required or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to any event described in either of clauses (i) or (ii) of this Section 3.1(i), at the request of the Majority Selling Holders, the Company shall, subject to Section 2.3, prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the Prospectus and furnish to the Holders a reasonable number of copies of such post-effective amendment or supplement or file any other required document so that (x) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (y) such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j) use commercially reasonable efforts to cause all such Registrable Securities to be listed, and to maintain the listing of such Registrable Securities, on the national securities exchange on which the Common Shares are then listed and cause to be satisfied all requirements and conditions of such securities exchange to the listing or quoting of such securities that are reasonably within the control of the Company, including registering the applicable class of Registrable Securities under the Exchange Act, if appropriate, and using commercially reasonable efforts to cause such registration to become effective pursuant to the rules of the Commission in accordance with the terms hereof;

(k) if requested by any Holder participating in the offering of Registrable Securities, incorporate in a prospectus supplement or post-effective amendment such information concerning the Holder or the intended method of distribution as the Holder reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to the Registration Statement, including information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering;

(l) make available to its stockholders, as soon as practicable but no later than ninety (90) days following the end of the twelve (12)-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of each Registration Statement filed pursuant to this Agreement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m) make the Company’s executive officers available for customary presentations to investors to discuss the affairs of the Company at times that may be mutually and reasonably agreed upon (including to the extent customary, senior management participation in due diligence calls with the underwriters (or Agent) and their counsel and, in the case of any marketed underwritten offering, participation in any road show as reasonably requested by the Underwriters’ Representative for such offering), and provide the Holders, the underwriters and their respective counsel, accountants and other advisors (the “Inspectors”) reasonable access to its books and records as shall be reasonably requested in order to conduct a reasonable due diligence investigation within the meaning of the Securities Act with respect to any applicable Registration Statement; provided, that such Inspectors agree to keep such information confidential (subject to customary exceptions) unless the disclosure of such information is necessary to avoid or correct a misstatement or omission in such Registration Statement;

(n) in connection with the preparation and filing of any Registration Statement, Prospectus or any amendments or supplements thereto, (i) give the Selling Holders, the underwriters or Agent (if applicable) and their respective counsels the opportunity to review and provide comments on such Registration Statement, each Prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) fairly and in good faith consider any such comments in any such documents prior to the filing thereof as the counsel to the Holders, the underwriters or Agent (if applicable) may reasonably request, and (iii) make available such of the Company’s representatives as shall be reasonably requested by the Holders, any underwriter or Agent (if applicable) for discussion of such documents;

(o) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(p) cooperate with the Holders to facilitate the timely delivery, preparation and delivery of certificates (or evidence of direct registration), with requisite CUSIP numbers, representing Registrable Securities to be sold;

(q) to the extent the Company is a WKSI during the period in which this Agreement is in effect, use commercially reasonable efforts to take such actions as under its control to remain a WKSI and not become an ineligible issuer during the period when any Registration Statement remains in effect; and

(r) take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

Section 4. Indemnification; Contribution

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their partners, members, officers, directors, employees, agents, advisors or representatives, as follows:

(i) against any and all loss, liability, claim, damage, action, cost, judgment and expense (including reasonable fees, expenses and disbursements of attorneys and other professionals), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage, action, cost, judgment and expense (including reasonable fees, expenses and disbursements of attorneys and other professionals), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission; and

(iii) against any and all cost or expense, as incurred (including reasonable fees, expenses and disbursements of attorneys and other professionals), reasonably incurred in investigating, preparing, defending against or participating in (as a witness or otherwise) any litigation, or investigation or proceeding by any third party or governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim based upon any such untrue statement or omission of a material fact, or any such alleged untrue statement or omission of a material fact, to the extent that any such expense is not paid under subparagraphs (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 4.1 does not apply to any Holder with respect to any loss, liability, claim, damage, action, cost, judgment or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

4.2 Indemnification by Holder. Each Holder (and each permitted assignee of such Holder, on a several basis) severally and not jointly agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(i) against any and all loss, liability, claim, damage, action, cost, judgment and expense, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities of such Holder were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage, judgment and expense, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Holder; and

(iii) against any and all expense, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing, defending against or participating in (as a witness or otherwise) any litigation, or investigation or proceeding by any third party or governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraphs (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 4.2 shall only apply with respect to any loss, liability, claim, damage, action, cost judgment or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto). Notwithstanding the provisions of this Section 4.2, a Holder and any permitted assignee shall not be required to indemnify the Company, its officers, directors or control persons with respect to any amount in excess of the amount of the total net proceeds to the Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of the Holder under the Registration Statement or Prospectus, as applicable, that is the subject of the indemnification claim.

4.3 Conduct of Indemnification Proceedings. An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 4.1 or 4.2 above, unless and only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 4.1 or 4.2 above and the contribution obligation provided in Section 4.4 below. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party shall not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the indemnified party unless such settlement, compromise or consent secures the unconditional release of the indemnified party and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party; and provided further, that, if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party (or in the situation where the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) Business Days after receiving notice from the indemnified party that the indemnified party believes the indemnifying party has failed to do so), then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party’s expense, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party’s counsel shall be entitled to conduct the indemnifying party’s defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel shall cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, the indemnifying party shall not be liable for any settlement effected without the written consent of the indemnifying party, not to be unreasonably withheld, delayed or conditioned. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

4.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 4.1 and 4.2 above is for any reason held to be unenforceable by a court of competent jurisdiction to any indemnified party although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages, actions, costs, judgments and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, actions, costs, judgments or expenses. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.4, a Holder shall not be required to contribute any amount in excess of the amount that it would have been obligated to pay by way of indemnification if the indemnification provided for under Section 4.2 had been available under the circumstances.

Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4.4, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their partners, members, officers, directors, employees, agents or representatives, shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

In addition, no Person shall be obligated to contribute hereunder for any amounts in payment for any settlement of any action or claim, effected without such Person’s written consent.

4.5 Survival. The indemnification and contribution provisions in this Section 4 shall be a continuing right and shall survive the registration and sale of any securities by any Person entitled to indemnification or contribution, as applicable hereunder, and the expiration or termination of this Agreement.

Section 5. Registration Expenses

The Company shall pay all expenses incident to the performance by the Company of its registration obligations under Section 2 above, including (i) all expenses incurred in connection with the preparation, printing and distribution of any Registration Statement and Prospectus and all amendments and supplements thereto; (ii) Commission and state securities registration, listing and filing fees; (iii) all fees and expenses of complying with securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the Holders in connection with “blue sky” qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (iv) all FINRA fees and fees of any applicable stock exchange, including the New York Stock Exchange; (v) reasonable fees and disbursements of counsel for the Company and reasonable fees and expenses for the independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters); (vi) all internal expenses of the Company; (vii) the fees and expenses of any Person, including special experts, retained by the Company in connection with the preparation of any Registration Statement; and (viii) the fees and disbursements of counsel representing the Holders registering Registrable Securities pursuant to the Registration Statement and/or participating in the offering, as applicable. Each Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of the Holder’s accountants and other advisors (other than legal counsel to the Holders) and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to this Agreement. The Company shall have no obligation to pay any other costs or expenses incurred by the Holders, including underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts or selling commissions shall be borne by such Holders. In addition, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the underwriters pro rata in proportion to the respective amount of shares each sells in such offering.

Section 6. Rule 144 Compliance

The Company shall use commercially reasonable efforts to file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. The Company shall use commercially reasonable efforts to make and keep current public information available as specified in paragraph (c) of Rule 144 (or any successor rule) promulgated under the Securities Act. The Company shall use commercially reasonable efforts to take such further action as may be reasonably required from time to time to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any other exemption from registration. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof, as well as any such other information as may be reasonably requested to allow such Holder to sell its Registrable Securities pursuant to Rule 144. In connection with any Transfer of Registrable Securities by a Holder pursuant to Rule 144 promulgated under the Securities Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least five (5) Business Days prior to any sale of Registrable Securities hereunder or, if practicable, and at the request of such Holder, have such Registrable Securities delivered electronically via DWAC through the Depository Trust Company.

Section 7. Derivative Transactions; Financing Cooperation

(a) The provisions of this Agreement relating to the registration, offer and sale of Registrable Securities on a registered basis, including any applicable pro rata limitation, apply also to Derivative Transactions entered into by a Holder. Any such prospectus in connection with a Derivative Transaction shall permit a Derivative Counterparty to sell shares of the Registrable Securities covered by such prospectus and the applicable prospectus supplement, including in short sale transactions (whether Common Shares are borrowed from such Holder or otherwise). If in connection with a Derivative Transaction, a Derivative Counterparty or any affiliate thereof is (or may reasonably be considered) an underwriter or selling stockholder, then such Derivative Counterparty shall be required to provide customary indemnities to the Company regarding the plan of distribution and related matters.

(b) Without limiting the foregoing, the Company agrees to cooperate with each Holder in taking any action reasonably necessary to consummate a Derivative Transaction entered into by such Holder (whether executed on a registered basis, under Rule 144 or otherwise) and any pledge, hypothecation or grant of security over Common Shares or Units related thereto, including without limitation, (x) delivery of letter agreements to lenders in form and substance reasonably satisfactory to such lenders (which may include agreements by the Company in respect of the exercise of remedies by such lenders) and instructing the transfer agent to transfer any such Common Shares subject to the pledge, hypothecation or grant into the facilities of The Depository Trust Company without restricted legends and (y) such action as such Holder may reasonably request from time to time to enable such Holder to sell or hedge Common Shares without registration under the Securities Act.

(c) For avoidance of doubt, the clarifications provided in this Section 7(c) to the effect that Derivative Transactions are among the types of transactions covered by the provisions of this Agreement relating to the registration, offer, and sale of Registrable Securities shall not be read to imply that any other particular types of transactions, by virtue of not having a similar clarifying provision in this Agreement, are not among the types of transactions covered by the provisions of this Agreement relating to the registration, offer, and sale of Registrable Securities.

Section 8. Miscellaneous

8.1 Additional Agreements; Certain Transactions.

(a) In the event that any Common Shares or other securities are issued in respect of, in exchange for or in substitution of the Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, share dividend, split-up, sale of assets, distribution to stockholders or combination of the shares or any other similar change in the Company’s capital structure, the Company agrees that appropriate adjustments shall be made to this Agreement to ensure that the Holders have, immediately after consummation of such transaction, substantially the same rights from the Company or another issuer of securities, as applicable, as it has immediately prior to the consummation of such transaction in respect of the Registrable Securities under this Agreement.

(b) The Company shall not enter into any agreement with respect to the Company’s securities that is inconsistent with the rights granted to the Holders under this Agreement, and no such agreement is currently in effect.

8.2 In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equity holders, the Company shall cooperate with such Holder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Holder and consistent with the Company’s obligations under the Securities Act.

8.3 Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement.

8.4 Amendments and Waivers.

(a) The provisions of this Agreement, including the provisions of this Section 8.4, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of two-thirds of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

(b) Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 8.4 shall be provided by the Company to the Holders prior to the effective date of such amendment, modification or supplement.

8.5 No Implied Waivers; Remedies. No failure or delay on the part of any party in exercising any right, privilege, power or remedy under this Agreement, and no course of dealing, shall operate as a waiver of any such right, privilege, power or remedy; nor shall any single or partial exercise of any right, privilege, power or remedy under this Agreement preclude any other or further exercise of any such right, privilege, power or remedy or the exercise of any other right, privilege, power or remedy. No waiver shall be asserted against any party unless signed in writing by such party. The rights, privileges, powers and remedies available to the parties hereof are cumulative and not exclusive of any other rights, privileges, powers or remedies provided by statute, at law, in equity or otherwise.

8.6 Assignment.

(a) Except as expressly provided in this Section 8.6, the rights of the parties hereto cannot be assigned and any purported assignment or Transfer to the contrary shall be void ab initio. Subject to the terms and limitations contained this Section 8.6, any Holder may assign any of its rights under this Agreement, without the consent of the Company, (x) to any Person to whom such Holder Transfers any Registrable Securities or any rights to acquire Registrable Securities so long as such Transfer is not made pursuant to an effective Registration Statement or pursuant to Rule 144 (or any successor provision thereto) under the Securities Act or (y) in connection with a pledge of Registrable Securities to a bona fide lender, in each case so long as such transferee, if not already a party to this Agreement, agrees in writing to be bound by and subject to the terms and conditions of this Agreement as a “Holder,” including the provisions of this Section 8.6.

(b) Notwithstanding Section 8.6(a), no Holder may assign any of its rights under this Agreement to any Person to whom such Holder Transfers any Registrable Securities if the Transfer of such Registrable Securities requires registration under the Securities Act.

(c) The nature and extent of any rights assigned shall be as agreed to between the assigning party and the assignee. No Person may be assigned any rights under this Agreement unless (x) the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee, identifying the securities of the Company as to which rights are being assigned, and providing a description of the nature and extent of the rights that are being assigned and (y) the assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement as a “Holder,” including the provisions of this Section 8.6.

(d) Notwithstanding the foregoing, the Blackstone Investor may Transfer and assign its rights under this Agreement without the prior written consent of the Company to one or more of its Affiliates; provided, that the Blackstone Investor delivers written notice to the Company of such Transfer and/or assignment and such transferee and/or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement as a “Holder,” including the provisions of this Section 8.6.

8.7 Successors and Assigns; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. This Agreement is not intended, and shall not be construed, to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 4 and Section 8.6.

8.8 Notices.

(a) All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing, to the following addresses:

(i) if to the Company:	Blackstone Digital Infrastructure Trust Inc. 345 Park Avenue New York, NY 10154 Attention: Chief Financial Officer Email: Tony.Marone@blackstone.com

with a required copy (which shall not constitute notice) to:	Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Attention: Edgar J. Lewandowski Email: elewandowski@stblaw.com

(ii) if to the Manager:	BX REIT Advisors L.L.C. 345 Park Avenue New York, NY 10154 Attention: Leon Volchyok Email: Leon.Volchyok@Blackstone.com

with a required copy (which shall not constitute notice) to:	Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Attention: Edgar J. Lewandowski Email: elewandowski@stblaw.com

(iii) if to the Blackstone Investor:	c/o Blackstone Inc. 345 Park Avenue New York, NY 10154 Attention: Victoria Portnoy Email: victoria.portnoy@blackstone.com

with a required copy (which shall not constitute notice) to:	Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Attention: Edgar J. Lewandowski Email: elewandowski@stblaw.com

(iii) if to any Holder other than the Blackstone Investor, to the address contained in the records of the Company, or at such other address as the addressee may have furnished in writing to the sender as provided herein.

(b) Any notice or demand that may be or is required to be given hereunder by any party to another shall be deemed to have been duly given if (i) personally delivered or delivered by electronic mail, when received (provided no “bounce back,” out of office reply, or notice of non-delivery is received), or (ii) sent by U.S. Express Mail or recognized overnight courier, on the second following Business Day (or third following Business Day if mailed outside the United States).

8.9 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction, and in any such case, no bond or security shall be required in connection therewith.

8.10 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR ANY DISTRICT WITHIN SUCH STATE FOR THE PURPOSE OF ANY ACTION OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND TO THE LAYING OF VENUE IN SUCH COURT.

8.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8.12 Headings; References; Interpretation. The headings contained in this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning or interpretation of any of the terms or provisions of this Agreement. The references herein to Sections, unless otherwise indicated, are references to sections of this Agreement. Whenever the words “include”, “includes”, or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural number, all words in the plural number shall extend to and include the singular number, and all words in any gender shall extend to and include all genders. To the fullest extent permitted by law, this Agreement shall be construed without regard to any presumption or rule requiring construction against the party drafting or causing this instrument to be drafted.

8.13 Severability. If any provision of the Agreement shall be held to be invalid, the remainder of the Agreement shall not be affected thereby.

8.14 Counterparts; Facsimile; PDF. This Agreement may be executed in any number of counterparts (including counterparts transmitted electronically in portable document format (pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. The parties hereto irrevocably and unreservedly agree that this Agreement may be executed by way of electronic signatures and the parties agree that this Agreement, or any part thereof, shall not be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first herein above set forth.

COMPANY:

BLACKSTONE DIGITAL
INFRASTRUCTURE TRUST INC.

By:
Name:
Title:

HOLDERS:

BLACKSTONE TREASURY HOLDINGS III L.L.C.

By:
Name:
Title:

BX REIT ADVISORS L.L.C.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]